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ALLMERICA SELECT        Allmerica Financial Life Insurance
          ------        and Annuity Company
                                                    Variable Annuity Application
================================================================================

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1     MY INVESTMENT     How much I want to invest.
--------------------------------------------------------------------------------

      I am investing $ ______________ in Allmerica Select.
      I have attached my Purchase Payment in this amount.

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2     WHERE       Where I want my money invested.
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      (Select your investment portfolio by either allocating your dollars among the money managers in section 2a, or choosing an Allmerica Select Model Portfolio in section 2b. Unless otherwise specified, additional investments will be allocated according to this selection.)

      2a |_| I'm Allocating My Investment as Follows (Enter the appropriate percentage in each box; zero can be indicated by leaving a box blank.)

            |___| % International Equity

            |___| % Aggressive Growth

            |___| % Growth

            |___| % Growth and Income

            |___| % Income

            |___| % Money Market

            |___| % Fixed Account

            |___| % ______________

            ____
            100%

      2b    |_| I Prefer to Use One of the Model Portfolios
            (Check only one.)
            |_| The Accumulator     |_| The Saver
            |_| The Builder         |_| The Preserver
            |_| The Provider

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3     WHEN        When I want my investment allocated.
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      (Either choose to have your investment allocated now in section 3a, or allocated over time in section 3b.)

      3a    |_| Now

            I want my investment allocated from the outset as indicated in section 2 above.

      3b    |_| Over Time

            I want to use dollar cost averaging to establish my chosen portfolio over time. Initially, 100% of my investment will be placed in the Money Market Fund.

            Then, every  |_| month  |_| quarter  |_| six months

            I want $____________ to be taken from the Money Market
                    $100 minimum
            Fund and invested as indicated in section 2 above.

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4     THE OWNER         Information about you.
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      __________________________________________________________________________
      First Name              Middle                  Last

      __________________________________________________________________________
      Street Address

      __________________________________________________________________________
      City                    State                   Zip
      (   )
      __________________________________________________________________________
      Daytime Phone Number
            -      -                    /     /           |_| M  |_| F
      __________________________________________________________________________
      Social Security Number        Date of Birth             Sex

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5     WHO RECEIVES ANNUITY PAYMENTS
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      (Complete this section only if you've selected someone other than yourself to receive annuity payments.)

      __________________________________________________________________________
      First Name              Middle                  Last

      __________________________________________________________________________
      Street Address

      __________________________________________________________________________
      City                    State                   Zip
      (   )
      __________________________________________________________________________
      Daytime Phone Number
            -      -                    /     /           |_| M  |_| F
      __________________________________________________________________________
      Social Security Number        Date of Birth             Sex

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6     BENEFICIARY
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      __________________________________________________________________________
      Name of Primary Beneficiary         Relationship to Annuitant

      __________________________________________________________________________
      Name of Contingent Beneficiary      Relationship to Annuitant

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7     TYPE OF ACCOUNT
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      7a    |_| Individual Account, or

      7b    |_| Tax-Qualified Plan
            (Check only one.)
            |_| Regular IRA* |_| IRA Rollover |_| IRA Transfer
            |_| Employer-established SEP-IRA*
            |_| Corporate or Keogh Plan (Section 401)
            |_| Tax-Sheltered Annuity Plan (Section 403(b))
            |_| Deferred Compensation Plan (Section 457)

            *(For Regular IRA or SEP-IRA only):
            Please apply my investment to tax year 19__ __.

     PLEASE FILL IN THE ADDITIONAL INFORMATION REQUESTED ON THE OTHER SIDE,
                      AND BE SURE TO SIGN THIS APPLICATION

AS-145                                                              Rev 9/95

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8     TELEPHONE ACCESS
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      You will automatically be able to transfer account values and change the allocation of future investments by telephone unless you check the box below.

      |_| I do not accept this Telephone Access privilege.

      (Please see additional information in the second paragraph of section 10 below.)

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9     REPLACEMENT
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      Will the proposed contract replace any existing annuity or life insurance
      contract? |_| Yes |_| No

      (If yes, list company name, plan and year of issue.)

      __________________________________________________________________________

      __________________________________________________________________________

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10    SIGNATURES
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      All statements made in this application are true to the best of my knowledge and belief. I understand that this application will become part of the contract. I acknowledge receipt of a current prospectus describing the contract I am applying for. I understand that all payments and values based on the separate accounts are variable and not guaranteed as to dollar amount. I also understand that, unless I elect otherwise, my annuity commencement date will be the first day of the month of either the Annuitant's (1) 85th birthday, or (2) end of life expectancy, whichever is sooner, and my annuity option will be made according to a variable life annuity with ten years guaranteed. I further understand that any person who, knowingly and with intent to defraud, submits an application containing false or deceptive statements is guilty of insurance fraud.

      If I accepted the Telephone Access privilege in section 8 above, I understand that Allmerica Financial Life Insurance and Annuity Company is authorized to honor telephone requests by me, or by individuals authorized by me, to transfer account values among Allmerica Select investment options and to change the allocation of my future investments. I also understand that the withdrawal of funds from my account cannot be transacted by telephone instructions.

      |_| Please send me a Statement of Additional Information (SAI).

      __________________________________________________________________________
      Signed at City                State                   Date

      __________________________________________________________________________
      Signature of Owner

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                           FOR REGISTERED REP USE ONLY
--------------------------------------------------------------------------------

      Does the contract applied for replace an existing annuity or life insurance policy?

      |_| Yes     |_| No

      If yes, attach replacement forms as required.

      As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

      __________________________________________________________________________
      Signature of Registered Representative

      __________________________________________________________________________
      Printed Name of Registered Representative

      __________________________________________________________________________
      Registered Rep #        License # (Florida Only)            Telephone

      __________________________________________________________________________
      Name of Broker/Dealer               Branch #

      __________________________________________________________________________
      Branch Office Street Address

      __________________________________________________________________________
      City                          State                         Zip

      TR Code: _________

      Remarks: _________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

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                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

   ALLMERICA SELECT - ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                - 440 LINCOLN STREET - WORCESTER, MA 01653-0014

AS-145                                                                Rev 9/95

----------------
ALLMERICA SELECT        First Allmerica Financial
          ------        Life Insurance Company
                                                    Variable Annuity Application
================================================================================

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1     MY INVESTMENT     How much I want to invest.
--------------------------------------------------------------------------------

      I am investing $_______________ in Allmerica Select.
      |_| I have attached my check payable to First Allmerica Financial
          Life Insurance Company in this amount.

      |_| I have attached a Transfer of Assets form. The approximate amount of the transfer is $____________

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2     WHERE       Where I want my money invested.
--------------------------------------------------------------------------------

      Select your investment portfolio by allocating your dollars among the funds. Unless otherwise specified, additional investments will be allocated according to this selection. Enter the appropriate percentage on each line; zero can be indicated by leaving a line blank. Use whole percentages.

      _____ % Select International Equity
      _____ % T. Rowe Price International Stock
      _____ % Select Aggressive Growth
      _____ % Select Capital Appreciation
      _____ % Select Growth
      _____ % Fidelity Growth Portfolio
      _____ % Select Growth and Income
      _____ % Fidelity Equity Income Portfolio
      _____ % Fidelity High Income Portfolio
      _____ % Select Income
      _____ % Allmerica Money Market
      _____ % Fixed Account
      _____ %
      _____ %
      _____ %
      _____ %
       100  % Total

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3     DOLLAR COST AVERAGING
--------------------------------------------------------------------------------

      Please move $_____________ from my Money Market Account
                    $100 minimum

      every  |_| Month  |_| Quarter  |_| Six Months into:

      _____ % Select International Equity
      _____ % T. Rowe Price International Stock
      _____ % Select Aggressive Growth
      _____ % Select Capital Appreciation
      _____ % Select Growth
      _____ % Fidelity Growth Portfolio
      _____ % Select Growth and Income
      _____ % Fidelity Equity Income Portfolio
      _____ % Fidelity High Income Portfolio
      _____ % Select Income
      _____ %
      _____ %
      _____ %
      _____ %
       100  % Total

      Dollar cost averaging begins on the 15th day after the contract issue date and ends when the Money Market Account value is exhausted.

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4     THE OWNER
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      __________________________________________________________________________
      First Name              Middle                  Last

      __________________________________________________________________________


      __________________________________________________________________________
      Street Address

      __________________________________________________________________________
      City                    State                   Zip
      (   )
      __________________________________________________________________________
      Daytime Phone Number
            -      -                    /     /           |_| M  |_| F
      __________________________________________________________________________
      Social Security Number        Date of Birth             Sex

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5     THE ANNUITANT
--------------------------------------------------------------------------------

      Complete this section only if annuitant is different from owner.

      __________________________________________________________________________
      First Name              Middle                  Last

      __________________________________________________________________________
      Street Address

      __________________________________________________________________________
      City                    State                   Zip
      (   )
      __________________________________________________________________________
      Daytime Phone Number
            -      -                    /     /           |_| M  |_| F
      __________________________________________________________________________
      Social Security Number        Date of Birth             Sex

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6     BENEFICIARY
--------------------------------------------------------------------------------

      __________________________________________________________________________
      Name of Primary Beneficiary               Relationship to Annuitant

      __________________________________________________________________________
      Name of Contingent Beneficiary            Relationship to Annuitant

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7     TYPE OF ACCOUNT
--------------------------------------------------------------------------------


      7a    |_| Individual Account, or

      7b    |_| Tax-Qualified Plan
            (Check only one.)
            |_| Regular IRA* |_| IRA Rollover |_| IRA Transfer
            |_| Employer-established SEP-IRA*
            |_| Pension/Profit Sharing (401(a))
            |_| Corporate Profit Sharing (401(k))
            |_| Tax-Sheltered Annuity Plan (Section 403(b))
            |_| Deferred Compensation Plan (Section 457)

            *(For Regular IRA or SEP-IRA only):
            Please apply my investment to tax year 19__ __.

     PLEASE FILL IN THE ADDITIONAL INFORMATION REQUESTED ON THE OTHER SIDE,
                      AND BE SURE TO SIGN THIS APPLICATION

AS-145HI,NY (1/95)                                                   Rev 9/95

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8     REPLACEMENT
--------------------------------------------------------------------------------

      Will the proposed contract replace any existing annuity or life insurance contract? |_| Yes |_| No

      (If yes, list company name, plan and year of issue.)

      __________________________________________________________________________

      __________________________________________________________________________

--------------------------------------------------------------------------------
9     SIGNATURES
--------------------------------------------------------------------------------

      All statements made in this application are true to the best of my knowledge and belief. I understand that this application will become part of the contract. I acknowledge receipt of a current prospectus describing the contract I am applying for. I understand that all payments and values based on the separate accounts are variable and not guaranteed as to dollar amount. I also understand that, unless I elect otherwise, my annuity commencement date will be the first day of the month of either the Annuitant's (1) 85th birthday, or (2) end of life expectancy whichever is sooner, and my annuity option will be made according to a variable life annuity with ten years guaranteed.

      |_| Please send me a Statement of Additional Information (SAI).

      __________________________________________________________________________
      Signed at City                      State             Date

      __________________________________________________________________________
      Signature of Owner

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                           FOR REGISTERED REP USE ONLY
--------------------------------------------------------------------------------

      Does the contract applied for replace an existing annuity or life insurance policy?

      |_| Yes     |_| No

      If yes, attach replacement forms as required.

      As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

      __________________________________________________________________________
      Signature of Registered Representative

      __________________________________________________________________________
      Printed Name of Registered Representative

      __________________________________________________________________________
      Registered Rep #                    Telephone

      __________________________________________________________________________
      Name of Broker/Dealer     Branch #

      __________________________________________________________________________
      Branch Office Street Address

      __________________________________________________________________________
      City                                State                     Zip

      TR Code ________

      Remarks: _________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

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                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

       ALLMERICA SELECT - FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                 - 440 LINCOLN STREET - WORCESTER, MA 01653-0014

AS-145HI,NY